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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported)             May 16, 2002
                                                     --------------------------


                         Wells Real Estate Fund XI, L.P.
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               (Exact Name of Registrant as Specified in Charter)


         GEORGIA                      0-25731                  58-2250094
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(State or Other Jurisdiction       (Commission              (IRS Employer
      of Incorporation)            File Number)            Identification No.)


6200 The Corners Parkway, Suite 250, Norcross, Georgia          30092
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code   (770) 449-7800
                                                   ----------------------------


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 4.  Changes in Registrant's Certifying Accountant

         Dismissal of Independent Accountants

         On May 16, 2002, the General Partners of Wells Real Estate Fund XI, L.P. ("Registrant") dismissed its independent public accountants, Arthur Andersen LLP ("Arthur Andersen").

         Arthur Andersen's reports on the consolidated financial statements of the Registrant for the years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the fiscal years ended December 31, 2001 and December, 31, 2000, respectively, and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter in connection with its report on the consolidated financial statements of the Registrant for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Registrant provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 hereto is a copy of Arthur Andersen's letter dated May 16, 2002, confirming its agreement with such statements.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

(c)      Exhibits. The following exhibits are filed with this document:

         Number    Description
         ------    -----------

         16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 16, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WELLS REAL ESTATE FUND XI, L.P.
                                        (Registrant)

                                        By:  WELLS PARTNERS, L.P.
                                             General Partner

                                             By:   Wells Capital, Inc.
                                                   General Partner

                                                   By: /s/ Leo F. Wells, III
                                                       -----------------------
                                                       Leo F. Wells, III
                                                       President


                                             By:   /s/ Leo F. Wells, III
                                                   ----------------------
                                                   LEO F. WELLS, III
                                                   General Partner

Date: May 16, 2002




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